Vessels, net (Tables)	12 Months Ended
Dec. 31, 2023
Vessels, net.
Schedule of consolidated condensed balance sheets

	Vessel	Accumulated	Net Book
	Cost	Depreciation	Value
Balance December 31, 2021	$1,167,909	$(314,719)	$853,190
Additions	3,721	—	3,721
Depreciation	—	(31,806)	(31,806)
Balance December 31, 2022	$1,171,630	$(346,525)	$825,105
Additions	4,204	—	4,204
Depreciation	—	(31,946)	(31,946)
Balance December 31, 2023	$1,175,834	$(378,471)	$797,363